UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

BLACKHAWK NETWORK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35882	43-2099257
(Commission File Number)	(IRS Employer Identification Number)

6220 Stoneridge Mall Road

Pleasanton, CA 94588

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (925) 226-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to the Rights of Security Holders.

On May 21, 2015, following the approval of the Board of Directors (the “Board”) of Blackhawk Network Holdings, Inc. (the “Company”) and approval of the holders of the requisite number of outstanding shares of the Company’s capital stock at the Company’s annual meeting of stockholders held on May 20, 2015 (the “Annual Meeting”), the Company filed the Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) in the form attached hereto as Exhibit 3.1 with the Secretary of State of the State of Delaware. Effective upon the filing of the Restated Certificate with the Secretary of State of the State of Delaware, each outstanding share of the Company’s Class B common stock was reclassified as and became one share of common stock, and the name of the class of stock designated as Class A common stock was changed to “common stock” (collectively, the “Conversion”). Prior to the Conversion, holders of shares of Class B common stock were entitled to cast ten votes per share on any matters subject to a stockholder vote, and holders of shares of Class A common stock were entitled to cast one vote per share. Following the Conversion, all holders of common stock have one vote per share in matters subject to a stockholder vote. The Conversion had no impact on the economic equity interests of holders of the outstanding Class A common stock and Class B common stock, including with regard to dividends, liquidation rights or redemption. The description of the Company’s common stock contained in the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on May 13, 2015 is incorporated herein by reference and qualified in its entirety by reference to the text of the Restated Certificate.

Effective May 22, 2015, all shares of the Company’s common stock will begin trading on The NASDAQ Global Select Market under the ticker symbol “HAWK.” As a result of the Conversion, trading of the Class B common stock under the ticker symbol “HAWKB” will be suspended prior to opening of The NASDAQ Global Select Market on May 22, 2015. The CUSIP number of the common stock is the same as the prior Class A common stock, 09238E104.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment to the Blackhawk Network Holdings, Inc. 2013 Equity Incentive Award Plan

The Board and the Compensation Committee of the Board previously adopted, and at the Annual Meeting the Company’s stockholders approved, an amendment (the “Amendment”) to the Company’s 2013 Equity Incentive Award Plan (the “2013 Plan”) to increase the number of shares the Company is authorized to issue or award under the 2013 Plan by 4,000,000 shares. The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, stockholders voted on the following four proposals, as described in detail in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2015:

Proposal 1: Election of Class II Directors

Each of the following nominees was elected with the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mohan Gyani	327,058,271	9,300,828	35,505,773
Paul Hazen	291,887,239	44,471,860	35,505,773
Arun Sarin	291,886,761	44,472,338	35,505,773

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending January 2, 2016

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2016 with the following votes:

Votes For	Votes Against	Abstentions
369,128,011	2,343,207	393,654

Proposal 3: Approval of Amendments to the Company’s Amended and Restated Certificate of Incorporation

Stockholders approved the amendments to the Company’s Amended and Restated Certificate of Incorporation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
314,538,505	21,466,265	354,329	35,505,773

Proposal 4: Approval of the Amendment to the 2013 Plan

Stockholders approved the Amendment to the 2013 Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
278,256,018	56,932,447	1,170,634	35,505,773

Item 7.01	Regulation FD Disclosure.

On May 21, 2015, the Company issued a press release announcing stockholder approval of the Conversion and related matters described in Item 3.03 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), nor shall such information be deemed to incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Blackhawk Network Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on May 13, 2015)

10.1	First Amendment to Blackhawk Network Holdings, Inc. 2013 Equity Incentive Award Plan (incorporated by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2015)

99.1	Press release dated May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015	BLACKHAWK NETWORK HOLDINGS, INC.

	By:	/s/ Kirsten E. Richesson
	Name:	Kirsten E. Richesson
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Blackhawk Network Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on May 13, 2015)

10.1	First Amendment to Blackhawk Network Holdings, Inc. 2013 Equity Incentive Award Plan (incorporated by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2015)

99.1	Press release dated May 21, 2015